AMENDMENT NO. 1 TO REVENUE BASED FACTORING AGREEMENT and SECURITY AGREEMENT (the "Agreement") BETWEEN POWER UP LENDING GROUP, LTD. ("POWER UP") AND MEDICAL IMAGING CORP. ("Merchant") DATED January 11, 2018.

1. Notwithstanding anything contained in the Agreement to the contrary, Merchant and POWERUP hereby agree that, provided that an Event of Default has not occurred, POWERUP shall ACH Debit the Specified Daily Amount on a weekly basis (Specified Daily Amount x 5) and thus POWERUP shall ACH Debit $3,787.80 per week ("Specified Weekly Amount") on Friday of each week (or the following date in the event any Friday is a bank holiday) until such time as POWERUP receives payment in full of the Receipts Purchased Amount.

2. Notwithstanding anything contained in the Agreement to the contrary, Merchant and POWER UP hereby agree that in the event of that an ACH Debit of the Specified Weekly Amount is returned (not consummated), such rejected ACH Debit shall be considered an Event of Default pursuant to the Agreement if not cured within 2 business days; and in such event, in addition to other remedies provided in the Agreement, POWERUP shall ACH Debit the Specified Daily Amount on a daily basis until such time as POWERUP receives payment in full of the Receipts Purchased Amount.

Terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of January 11, 2018.

MERCHANT:
MEDICAL IMAGING CORP.

By: ______________________
Name: MITCHELL M. GEISLER
Title: CEO / President

GUARANTOR #1
SCHUYLKILL OPEN MRI INC. DBA SCHUYLKILL MEDICAL IMAGING

By: ______________________
MITCHELL M. GEISLER
CEO / President

GUARANTOR #2
PARTNERS IMAGING CENTER OF VENICE LLC

By: ______________________
MITCHELL M. GEISLER
Managing Member

GUARANTOR #3
PARTNERS IMAGING CENTER OF CHARLOTTE LLC

By: ______________________________
MITCHELL M. GEISLER
Managing Member

GUARANTOR #4
PARTNERS IMAGING CENTER OF NAPLES LLC

By: ______________________________
MITCHELL M. GEISLER
Managing Member

GUARANTOR #5
CANADIAN TELERADIOLOGY SERVICES, INC.

By: ______________________________
MITCHELL M. GEISLER
CEO / President

POWER UP:
POWER UP LENDING GROUP, LTD.

By:______________________________
Name: Curt Kramer
Title: Chief Executive Officer

FACTORING AGREEMENT

PowerUp
LENDING GROUP, LTD.

Agreement Date: January 11, 2018
Agreement Number: PLG-2331
Tranche Number: No. 2

MEDICAL IMAGING CORP.

Attention:

Congratulations! You have been approved for PowerUp Factoring. Please carefully review the advance details and simple next steps below.

Factoring Details:

Purchase Price (amount you will receive): $78,000.00*

Specified Percentage: 10% Specified Daily Repayment Amount: $757.56

Origination Fee: $1,560.00 Total Receivables Purchased: $105,300.00

*Less origination fee & Payoff to PowerUp Lending for PLG-2270
Items Needed: latest merchant processing statement — Copy of voided check for each of the guarantor bank accounts

SEE ADDENDUM NO. 1 ATTACHED HERETO AND MADE A PART HEREOF
SEE AMENDMENT ATTACHED HERETO AND MADE A PART HEREOF

Borrower Information:

Borrower (Business Name): MEDICAL IMAGING CORP.

Guarantor(s): Schuylkill Open MRI Inc. DBA Schuylkill Medical Imaging, Partners Imaging Center of Venice LLC, Partners Imaging Center of Charlotte LLC, Partners Imaging Center of Naples LLC & Canadian Teleradiology Services, Inc.

Email Address: mitch@medimagingcorp.com

Phone Number: (877) 331-3444 Location: Nevada

Next Steps

1. **Review your Factoring Details above and confirm the attached ACH details.**
2. **Sign all signature and initial fields.**
3. **Provide any additional documents as requested above.**
4. **Return all signed forms**

All signed forms can be submitted directly to your advance specialist or faxed to 1-844-651-5328. If you have any questions, feel free to contact PowerUp at 1-888-705-3004.

We look forward to Powering Up your business.

Sincerely,
The POWER UP Team

PowerUp
LENDING GROUP, LTD.

Agreement Date: January 11, 2018
Agreement Number: PLG-2331
Tranche Number: No. 2

REVENUE BASED FACTORING AGREEMENT
between POWERUP LENDING GROUP, LTD. ("POWERUP") and the Merchant listed below ("Merchant").

MERCHANT INFORMATION

Merchant (Business Name): MEDICAL IMAGING CORP.

Owner (Guarantor): ______

Type of entity: Corporation State of Incorporation/organization: Nevada Date business started: 2000

Business Address: 848 N. Rainbow Blvd., #2494

City: Las Vegas State: Nevada Zip: 89107 Federal ID#: 98-0493698

Credit Card Processor: ______ Processor Phone #: ______

PURCHASE AND SALE OF FUTURE RECEIPTS

Merchant hereby sells, assigns and transfers to POWERUP, as the lead purchaser for itself (making POWERUP on behalf of itself, the absolute owner) in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (collectively the "Receipts" defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business), until such time as the "Receipts Purchased Amount" has been delivered by Merchant to POWERUP. The Receipts Purchased Amount shall be paid to POWERUP by the Merchant irrevocably authorizing only one depositing account acceptable to POWERUP (the "Account") to remit the percentage specified below (the "Specified Percentage") of the Merchant's Receipts, until such time as POWERUP receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Merchant hereby authorizes POWERUP to ACH Debit the "Specified Daily Amount" from the merchant's bank account as the base payment credited against the Specified Percentage due. It is the Merchants responsibility to provide bank statements for any and all bank accounts held by the Merchant to reconcile the daily payments made against the Specified Percentage permitting POWERUP to debit or credit the difference to the merchant so that payment equals the Specified Percentage. Failure to provide all of their bank statements in a timely manner or missing a month shall forfeit all rights to future reconciliations. POWERUP may, upon Merchant's request, adjust the amount of any payment due under this Agreement at POWERUP's sole discretion and as it deems appropriate in servicing this Agreement. Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by POWERUP remains in the account. Merchant will be held responsible for any fees incurred by POWERUP resulting from a rejected ACH attempt or an event of default. (See Appendix A) POWERUP is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from POWERUP' scheduled ACH debit under the terms of this agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between POWERUP and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this agreement is contained in Appendix A.

$78,000.00*	10%	$757.56	$105,300.00
Purchase Price	Specified Percentage	Specified Daily Repayment Amount	Receipts Purchased Amount

*Less origination fee & Payoff to PowerUp Lending for PLG-2270
Items Needed: latest merchant processing statement — Copy of voided check for each of the guarantor bank accounts

SEE ADDENDUM NO. 1 ATTACHED HERETO AND MADE A PART HEREOF
SEE AMENDMENT ATTACHED HERETO AND MADE A PART HEREOF

PowerUp
LENDING GROUP, LTD.

Agreement Date	January 11, 2018
Agreement Number	PLG-2331
Tranche Number	No. 2

*** Notwithstanding anything contained herein to the contrary, obtaining another Cash Advance or similar financing, secured or unsecured during the performance of this agreement shall constitute an Event of Default.*** THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGE 2, THE "MERCHANT SECURITY AGREEMENT" AND "ADMINISTRATIVE FORM HEREOF ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

MERCHANT
MEDICAL IMAGING CORP.

SIGN
Mitchell M. Geisler, CEO / President

OWNER/GUARANTOR #1
Schuylkill Open MRI Inc. DBA Schuylkill Medical Imaging

SIGN
Mitchell M. Geisler, CEO / President

Driver's License #
Mobile Phone # 647.961.7234

OWNER/GUARANTOR #2
Partners Imaging Center of Venice LLC

SIGN
Mitchell M. Geisler, Managing Member

Driver's License #
Mobile Phone #

OWNER/GUARANTOR #3
Partners Imaging Center of Charlotte LLC

SIGN
Mitchell M. Geisler, Managing Member

Driver's License #
Mobile Phone #

OWNER/GUARANTOR #4
Partners Imaging Center of Naples LLC

SIGN
Mitchell M. Geisler, Managing Member

Driver's License #
Mobile Phone #

POWER UP LENDING GROUP, LTD.

Curt Kramer, CEO

To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all of POWERUP documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and POWERUP and POWERUP shall be entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes POWERUP, its agents and representatives and any credit reporting agency engaged by POWERUP, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s) continue to have any obligation owed to POWERUP. ANY MISREPRESENTATION MADE BY MERCHANT OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL FRADULENT INDUCEMENT TO OBTAIN FINANCING

I. REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS

1.1 **Deposit Verification.** Merchant shall provide POWERUP and/or it's authorized agent with all of the information, authorizations necessary for verifying Merchant's receivables, receipts and deposits into the account. Merchant shall authorize POWERUP and/or it's agent to deduct the amounts owed to POWERUP for the Receipts as specified herein from settlement amounts which would otherwise be due to Merchant by permitting POWERUP to withdraw the specific daily amount credited against the specified percentages by ACH debit of the Merchant account. The authorization shall be irrevocable without the written consent of POWERUP.

1.2 **Term of Agreement.** This Agreement shall have an indefinite term that shall last either until all the Merchant's obligations to POWERUP are fully satisfied. This shall include but not be limited to any renewals, outstanding fees or costs.

1.3 **Future Purchases.** POWERUP reserves the right to rescind the offer to make any purchase payments hereunder, in its sole discretion.

1.4 **Financial Condition.** Merchant and Guarantor(s) authorize POWERUP and its agents to investigate their financial responsibility and history, and will provide to POWERUP any bank or financial statements, tax returns, etc., as POWERUP deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. POWERUP is authorized to update such information and financial profiles from time to time as it deems appropriate.

1.5 **Transactional History.** Merchant authorizes their bank to provide POWERUP with Merchant's banking or processing history to determine qualification or continuation in this program.

1.6 **Indemnification.** Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor/Bank, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor resulting from: (a) claims asserted by POWERUP for monies owed to POWERUP from Merchant; and (b) actions taken by Processor in reliance upon information or instructions provided by POWERUP.

1.7 **No Liability.** In no event will POWERUP be liable for any claims asserted by Merchant under any legal theory for lost profits, lost revenues, lost business opportunities,

exemplary, punitive, special, incidental, indirect or consequential damages each of which is waived by Merchant and Guarantor(s).

1.8 Reliance on Terms. Section 1.1, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, POWERUP and Processor and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.

1.9 Sale of Receipts. Merchant and POWERUP agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from POWERUP to Merchant. Merchant agrees that the Purchase Price is in exchange for the sale of future Receipts pursuant to this Agreement equals the fair market value of such Receipts. POWERUP has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to POWERUP in respect to the full amount of the Receipts shall be conditioned upon Merchant's sale of products and services and the payment therefore by Merchant's customers in the manner provided in Section 1.1. In no event shall the aggregate of all amounts be deemed as interest hereunder and charged or collected hereunder exceed the highest rate permissible at law. In the event that a court determines that POWERUP has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and POWERUP shall promptly refund to Merchant any interest received by POWERUP in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that POWERUP not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law.

1.10 Power of Attorney. Merchant irrevocably appoints POWERUP as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to POWERUP from Processor/Bank, or in the case of a violation by Merchant of Section 1.12 or the occurrence of an Event of Default under Section 4 hereof, from Merchant, under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to POWERUP; and (v) to file any claims or take any action or institute any proceeding which POWERUP may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount.

1.11 Protections Against Default. The following Protections 1 through 7 may be invoked by POWERUP, immediately and without notice to Merchant in the event (a) Merchant changes its arrangements with Processor/Bank in any way that is adverse to POWERUP; (b) Merchant changes the deposit account through which the Receipts are settled., or permits any event to occur that could cause diversion of any of Merchant's transactions to another account; (c) Merchant interrupts the operation of this business (other than adverse weather, natural disasters or acts of God) transfers, moves, sells, disposes, transfers or otherwise conveys its business or assets without (i) the express prior written consent of POWERUP, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant's obligations under this Agreement pursuant to documentation satisfactory to POWERUP; or (d) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant's services with any means other than checks that are settled through Processor. These protections are in addition to any other remedies available to POWERUP at law, in equity or otherwise pursuant to this Agreement. Protection 1. The full uncollected Purchase Amount plus all fees due under this Agreement and the attached Security Agreement become due and payable in full immediately. Protection 2. POWERUP may enforce the provisions of the Personal Guarantee of Performance against the Guarantor. Protection 3. POWERUP may enforce its security interest in the Collateral identified in Article III hereof. Protection 4. The entire Purchase Amount shall become immediately refundable to POWERUP from Merchant. Protection 5. POWERUP may proceed to protect and enforce its rights and remedies by lawsuit, including but not limited to the entering the Confession of Judgment as a judgment with the appropriate Clerk of Court and execute thereon. In any such lawsuit, in which POWERUP shall recover judgment against Merchant, Merchant shall be liable for all of POWERUP's costs of lawsuit, including but not limited to all reasonable attorneys' fees and court costs. Protection 6. POWERUP may debit Merchant's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant's bank account or otherwise.

1.12 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner. in respect of himself or herself personally, authorizes POWERUP to disclose information concerning Merchant's and each Owner's credit standing (including credit bureau reports that POWERUP obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner hereby waives to the maximum extent permitted by law any claim for damages against POWERUP or any of its affiliates relating to any: (i) investigation undertaken by or on behalf of POWERUP as permitted by this Agreement: or (ii) disclosure of information as permitted by this Agreement.

1.13 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by POWERUP, including this Agreement and any other POWERUP documentations (collectively, "Confidential Information") are proprietary and confidential information of POWERUP. Accordingly unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of POWERUP to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant ("Advisor"), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this Section 1.13.

1.14 Publicity. Merchant and each Owner only authorizes POWERUP to use its, his or her name in a listing of clients and in advertising and marketing materials with their express written consent.

1.15 D/B/A's. Merchant hereby acknowledges and agrees that POWERUP may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between POWERUP and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

1.16 Delivery of Confession of Judgment. Upon execution of this Agreement, if requested by POWER UP, Merchant shall deliver to POWER UP an executed Confession of Judgment, in the form provided by POWER UP, in favor of POWER UP in the amount as set forth on the Confession of Judgment.

II. REPRESENTATIONS, WARRANTIES AND COVENANTS Merchant represents, warrants and covenants that as of this date and during the term of this Agreement:

2.1 Financial Condition and Financial Information. Its bank and financial statements, copies of which have been furnished to POWERUP, and future statements which will be furnished hereafter at the discretion of POWERUP, fairly represent the financial condition of Merchant at such dates, and

since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant has a continuing, affirmative obligation to advise POWERUP of any material adverse change in its financial condition, operation or ownership. POWERUP may request statements at any time during the performance of this Agreement and the Merchant shall provide them to POWERUP within 5 business days. Merchant's failure to do so is a material breach of this Agreement. Merchant hereby represents and warrants that: (i) the Receipts Purchased Amount shall be paid to POWERUP within twelve (12) months from the date hereof; and (ii) until such time as POWERUP has received the Receipts Purchased Amount, Merchant's Receipts shall not, in any month, be less than eighty percent (80%) of the average Receipts for the three (3) month period immediately preceding the date of this Agreement.

2.2 **Governmental Approvals.** Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

2.3 **Authorization.** Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 **Insurance.** Merchant will maintain business-interruption insurance naming POWERUP as loss payee and additional insured in amounts and against risks as are satisfactory to POWERUP and shall provide POWERUP proof of such insurance upon request.

2.5 **Intentionally omitted**

2.6 **Change of Name or Location.** Merchant will not conduct Merchant's businesses under any name other than as disclosed to the Processor and POWERUP or change any of its places of business.

2.7 **Daily Batch Out.** Merchant will batch out receipts with the Processor on a daily basis.

2.8 **Estoppel Certificate.** Merchant will at any time, and from time to time, upon at least one (1) day's prior notice from POWERUP to Merchant, execute, acknowledge and deliver to POWERUP and/or to any other person, person firm or corporation specified by POWERUP, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9 **No Bankruptcy.** As of the date of this Agreement, Merchant does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. In the event that the Merchant files for bankruptcy protection or is placed under an involuntary filing Protections 2 and 3 are immediately invoked.

2.10 **Additional Financing. Merchant shall not enter into any arrangement, agreement or commitment for any additional financing, whether in the form of a purchase of receivables or a loan to the business with any party other than POWERUP without their written permission; a breach of this provisions shall be an Event of Default.**

2.11 **Unencumbered Receipts.** Merchant has good, complete and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of POWERUP.

2.12 **Business Purpose.** Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.13 **Default Under Other Contracts.** Merchant's execution of and/or performance under this Agreement will not cause or create an event of default by Merchant under any contract with another person or entity.

III. EVENTS OF DEFAULT AND REMEDIES

3.1 **Events of Default.** The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) Merchant shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) Merchant shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Merchant seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts; (d) the sending of notice of termination by Guarantor; (e) Merchant shall transport, move, interrupt, suspend, dissolve or terminate its business; (f) Merchant shall transfer or sell all or substantially all of its assets; (h) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (i) Merchant shall use multiple depository accounts without the prior written consent of POWERUP, (j) Merchant shall change its depositing account without the prior written consent of POWERUP and/or Merchant shall change its credit card processor without the prior written consent of POWERUP; (k) Merchant shall perform any act that reduces the value of any Collateral granted under this Agreement; (l) in the event that more than three (3) ACH Debits of the "Specified Daily Amount" from the merchant's bank account are returned (not consummated) during the terms of this Agreement; or (m) Merchant shall default under any of the terms, covenants and conditions of this agreement or any other agreement with POWERUP.

3.2 **Remedies.** In case any Event of Default occurs and is not waived pursuant to Section 4 4.1 hereof, POWERUP on its own may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant's obligations hereunder (including the Personal Guarantee) or any other legal or equitable right or remedy including but not limited to the entering of the Confession of Judgment as a judgment with the appropriate Clerk of Court and execute thereon. All rights, powers and remedies of POWERUP in connection with this Agreement may be exercised at any time by POWERUP after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3 **Costs.** Merchant shall pay to POWERUP all reasonable costs associated with (a) a breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and (b) the enforcement of POWERUP's remedies set forth in Section 4.2 above, including but not limited to court costs and attorneys' fees.

3.4 **Required Notifications.** Merchant is required to give POWERUP written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give POWERUP seven days' written notice prior to the closing of any sale of all or substantially all of the Merchant's assets or stock.

3.5 **Default Charge.** Upon the Occurrence of any Event of Default, and written notice to Merchant thereof, Merchant shall pay to POWER UP a default charge ("Default Charge") of $5,000. This Default Charge shall be payable on demand and stand in addition to any other charges or penalties outlined within this Agreement, the Security Agreement or Guaranty.

3.6 **Bank Default Charge.** Merchant shall pay to POWER UP $2,500.00 ("Bank Default Charge") in the event that Merchant (i) uses multiple Bank accounts for deposits without the prior written consent of POWER UP,

(ii) changes its Bank and/or Bank account without the prior written consent of POWER UP; or (iii) BLOCKS or otherwise restricts its authorized bank account from our debit ACH. Such Bank Default Charge (i) shall be due and payable to POWER UP on demand, (ii) is not exclusive of, and is cumulative with, any other charge or amount paid or payable to POWER UP by Merchant pursuant to this Agreement or the Security Agreement and Guaranty; (iii) shall constitute an Event of Default; and (iv) shall not be construed as a waiver of any Event of Default hereundere or under the Security Agreement and Guaranty or as otherwise operating to reduce or limit POWER UP's rights or remedies provided for hereunder, under the Security Agreement and Guaranty or at law or in equity.

3.7 **Miscellaneous Service Fees.** Borrower shall pay certain charges for services related to the origination and maintenance of accounts including but not limited to NSF Charge, Rejected ACH Charge, Bank Default Charge, Blocked Account Charge and Default Charge and which are specifically set forth on Exhibit A attached hereto. All charges are subject to change.

IV. MISCELLANEOUS

4.1 **Modifications; Agreements.** No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by POWERUP.

4.2 **Assignment.** Merchant acknowledges and understands that POWERUP is acting on its own behalf. POWERUP may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3 **Notices.** All notices, requests, consent, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective only upon receipt.

4.4 **Waiver Remedies.** No failure on the part of POWERUP to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5 **Binding Effect; Governing Law, Venue and Jurisdiction.** This Agreement shall be binding upon and inure to the benefit of Merchant, POWERUP and their respective successors and assigns. POWERUP reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement and the Security Agreement and Guaranty shall be governed by and construed in accordance with the laws of the State of Virginia, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder or under the Security Agreement and Guaranty, or the interpretation, performance or breach hereof or thereof, shall, if POWER UP so elects, be instituted in the Supreme Court of the State of New York, County of Nassau or the United States District Court for the Eastern District of New York (the "Acceptable Forums"). Merchant and Owner/Guarantor hereby represent and warrant that they have sufficient contacts with the State of New York as a result of the transactions contemplated by this agreement. Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by POWERUP to transfer such proceeding to an Acceptable Forum.

4.6 **Survival of Representation, etc.** All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7 **Severability.** In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.8 **Entire Agreement.** Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and **Security Agreement** hereto embody the entire agreement between Merchant and POWERUP and supersede all prior agreements and understandings relating to the subject matter hereof.

4.9 **JURY TRIAL WAIVER.** THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.10 **CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.**

4.11 **Facsimile Acceptance.** Facsimile signatures shall be deemed acceptable for all purposes.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2

POWER UP LENDING GROUP, LTD.
SECURITY AGREEMENT AND GUARANTY

MERCHANT INFORMATION

Merchant (Business Name): MEDICAL IMAGING CORP.

Owner (Guarantor): ____________________

Type of entity: Corporation State of Incorporation/organization: Nevada Date business started: 2000

Business Address: 848 N. Rainbow Blvd., #2494

City: Las Vegas State: Nevada Zip: 89107 Federal ID#: 98-0493698

SECURITY AGREEMENT

Security Interest. To secure Merchant's payment and performance obligations to POWERUP and its affiliates under the RECEIVABLES PURCHASE AGREEMENT (the "RECEIVABLES PURCHASE AGREEMENT"), Merchant hereby grants to POWERUP a security interest in (a) all accounts, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, inventory, or investment property, as those terms are defined in Article 9 of the Uniform Commercial Code of the State of California as amended (the "UCC"), now or hereafter owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").

Cross-Collateral. To secure Guarantor's performance obligations to POWERUP under this Security Agreement and Guaranty (the "Agreement"), Guarantor hereby grants POWERUP, for itself, a security interest in ____________________ (the "Additional Collateral"). Guarantor understands that POWERUP will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.

Merchant and Guarantor each acknowledge and agree that any security interest granted to POWERUP under any other agreement between Merchant or Guarantor and POWERUP (the "Cross-Collateral") will secure the obligations hereunder and under the REVENUE BASED FACTORING AGREEMENT.

Merchant and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as POWERUP deems necessary to perfect or maintain POWERUP's first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Merchant and Guarantor each hereby authorizes POWERUP to file any financing statements deemed necessary by POWERUP to perfect or maintain POWERUP's security interest, which financing statement may contain notification that Merchant and Guarantor have granted a negative pledge to POWERUP with respect to the Collateral, the Additional Collateral and the Cross- Collateral, and that any subsequent lender or lienor may be tortiously interfering with POWERUP's rights Merchant and Guarantor shall be liable for and POWERUP may charge and collect all costs and expenses, including but not limited to reasonable attorney's fees, which may be incurred by POWERUP in protecting, preserving and enforcing POWERUP's security interest and rights.

Negative Pledge. Merchant and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any additional cash advances, loans, lien on or with respect to any of the Collateral , the Additional Collateral or the Cross-Collateral, as applicable without written permission of POWERUP.

Remedies. Upon any Event of Default, POWERUP may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

GUARANTY

Personal Guaranty. The undersigned Guarantor(s) hereby unconditionally and absolutely guarantees to POWERUP, and its affiliates, Merchant's payment and performance of all of the representations, warranties, covenants made by Merchant in this Agreement and the REVENUE BASED FACTORING AGREEMENT, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are continuing and are due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the REVENUE BASED FACTORING AGREEMENT, and (ii) at the time Merchant admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts.

Guarantor Waivers. In the event that Merchant fails to perform any obligation when due under the REVENUE BASED FACTORING AGREEMENT time being of the essence, POWERUP may enforce its rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral POWERUP may hold pursuant to this Agreement or any other guaranty.

POWERUP does not have to notify Guarantor of any event of default and Guarantor will not be released from its obligations under this Agreement if it is not notified of any default including but not limited to: (i) Merchant's failure to pay timely any amount owed under the REVENUE BASED FACTORING AGREEMENT; (ii) any adverse change in Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) POWERUP's acceptance of this Agreement ; and (v) any renewal, extension or other modification of the REVENUE BASED FACTORING AGREEMENT or Merchant's other obligations to POWERUP. In addition, POWERUP may take any of the following actions without releasing Guarantor from any of

its obligations under this Agreement : (i) renew, extend or otherwise modify the REVENUE BASED FACTORING AGREEMENT or Merchant's other obligations to POWERUP; (ii) release Merchant from its obligations to POWERUP; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Purchased Receivables and Merchant's other obligations to POWERUP under the REVENUE BASED FACTORING AGREEMENT and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that POWERUP must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "REVENUE BASED FACTORING AGREEMENT", INCLUDING THE "REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT. CAPITALIZED TERMS NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS SET FORTH IN THE REVENUE BASED FACTORING AGREEMENT, INCLUDING THE REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS.

MERCHANT
MEDICAL IMAGING CORP.

SIGN

Mitchell M. Geisler, CEO / President

OWNER/GUARANTOR #1
Schuylkill Open MRI Inc. DBA Schuylkill Medical Imaging

SIGN

Mitchell M. Geisler, CEO / President

Driver's License #
Mobile Phone # 647.961.7234

OWNER/GUARANTOR #2
Partners Imaging Center of Venice LLC

SIGN

Mitchell M Geisler, Managing Member

Driver's License #
Mobile Phone #

OWNER/GUARANTOR #3
Partners Imaging Center of Charlotte LLC

SIGN

Mitchell M Geisler, Managing Member

Driver's License #
Mobile Phone #

OWNER/GUARANTOR #4
Partners Imaging Center of Naples LLC

SIGN

Mitchell M Geisler, Managing Member

Driver's License #
Mobile Phone #

POWER UP LENDING GROUP, LTD.

Curt Kramer, CEO

Additional Notes:

APPENDIX A

NSF Charge	$ 50.00ea	Up to FOUR TIMES ONLY before a default is declared
Rejected ACH	$100.00ea	When the borrower directs the bank to reject our Debit ACH which shall constitute a default
Bank Default Charge	$ 2,500.00	As specifically set forth in the loan agreement.
Default Charge	$5,000.00	As specifically set forth in the loan agreement.

its obligations under this Agreement : (i) renew, extend or otherwise modify the REVENUE BASED FACTORING AGREEMENT or Merchant's other obligations to POWERUP; (ii) release Merchant from its obligations to POWERUP; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Purchased Receivables and Merchant's other obligations to POWERUP under the REVENUE BASED FACTORING AGREEMENT and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that POWERUP must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "REVENUE BASED FACTORING AGREEMENT", INCLUDING THE "REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT. CAPITALIZED TERMS NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS SET FORTH IN THE REVENUE BASED FACTORING AGREEMENT, INCLUDING THE REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS.

MERCHANT
MEDICAL IMAGING CORP.

SIGN

Mitchell M. Geisler, CEO / President

OWNER/GUARANTOR #5
Canadian Teleradiology Services, Inc.

SIGN

Mitchell M. Geisler, CEO / President

Driver's License #
Mobile Phone #

N/A SIGN

Driver's License #
Mobile Phone #

POWER UP LENDING GROUP, LTD.

Curt Kramer, CEO

N/A SIGN

Driver's License #
Mobile Phone #

N/A SIGN

Driver's License #
Mobile Phone #

Additional Notes:

APPENDIX A

NSF Charge	**$ 50.00ea**	Up to FOUR TIMES ONLY before a default is declared
Rejected ACH	**$100.00ea**	When the borrower directs the bank to reject our Debit ACH which shall constitute a default
Bank Default Charge	**$ 2,500.00**	As specifically set forth in the loan agreement.
Default Charge	**$5,000.00**	As specifically set forth in the loan agreement.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: JP Morgan Chase Bank

Routing/ABA No. 267084131

Account No: 661062229

Branch Address: __________

Branch Phone: __________

I hereby represent and certify that the Account is used for commercial/business purposes only.

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT
This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: MEDICAL IMAGING CORP.

Signature(s): [signature] SIGN HERE

Name: Mitchell M. Geisler, CEO / President Phone: (877) 331-3444

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: Wells Fargo Bank

Routing/ABA No. 321270742

Account No: 5053063532

Branch Address: ______________________

Branch Phone: ______________________

I hereby represent and certify that the Account is used for commercial/business purposes only.

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT
This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: MEDICAL IMAGING CORP.

Signature(s): [signature] SIGN HERE

Name: Mitchell M. Geisler, CEO / President **Phone:** (877) 331-3444

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: Wells Fargo Bank

Routing/ABA No. 321270742

Account No: 2103660375

Branch Address: ____________________

Branch Phone: ____________________

I hereby represent and certify that the Account is used for commercial/business purposes only.

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT

This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: Schuylkill Open MRI Inc. DBA Schuylkill Medical Imaging

Signature(s): [signature] SIGN HERE

Name: Mitchell M. Geisler, CEO / President Phone: ____________________

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: JP Morgan Chase Bank

Routing/ABA No. 267084131

Account No: 649350618

Branch Address: ____________________

Branch Phone: ____________________

I hereby represent and certify that the Account is used for commercial/business purposes only.

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT

This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: Schuylkill Open MRI Inc. DBA Schuylkill Medical Imaging

Signature(s): [signature] SIGN HERE

Name: Mitchell M. Geisler, CEO / President Phone: ____________________

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: JP Morgan Chase Bank

Routing/ABA No. 267084131

Account No: 661029723

Branch Address: ______________________

Branch Phone: ______________________

I hereby represent and certify that the Account is used for commercial/business purposes only.

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT
This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: Partners Imaging Center of Venice LLC

Signature(s): [signature] SIGN HERE

Name: Mitchell M. Geisler, Managing Member Phone: ______________

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018

Agreement Number PLG-2331

Tranche Number No. 2

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: JP Morgan Chase Bank

Routing/ABA No. 267084131

Account No: 661052139

Branch Address: ______

Branch Phone: ______

I hereby represent and certify that the Account is used for commercial/business purposes only.

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT

This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: Partners Imaging Center of Charlotte LLC

Signature(s): [signature] SIGN HERE

Name: Mitchell M. Geisler, Managing Member Phone: ______

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: JP Morgan Chase Bank

Routing/ABA No. 267084131

Account No: 661057351

Branch Address: ______________________

Branch Phone: ______________________

I hereby represent and certify that the Account is used for commercial/business purposes only.

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT
This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: Partners Imaging Center of Naples LLC

Signature(s): [signature] SIGN HERE

Name: Mitchell M. Geisler, Managing Member Phone: ______________

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

PowerUp
LENDING GROUP, LTD.

Agreement Date January 11, 2018
Agreement Number PLG-2331
Tranche Number No. 2
FUNDING DATE:

DISBURSEMENT AUTHORIZATION
[FACTORING AGREEMENT]

TO: POWERUP LENDING GROUP, LTD

FROM: MEDICAL IMAGING CORP.

ADDRESS: 848 N. Rainbow Blvd., #2494 Las Vegas

Nevada 89107 State of Inc. Nevada

RE: Disbursement of Funds

Purchase Price: $78,000.00* Total Payback: $105,300.00

Origination Fee: $1,560.00 Specified Daily Repayment Amount: $757.56 Specified Percentage: 10%

In connection with the funding of the above referenced Factoring Agreement, (the "Contract"), you are hereby directed to disburse such funds as follows:

1. $1,560.00 to be retained by PowerUp Lending Group, Ltd. as and for an origination fee; and

2. $37,405.90 to PowerUp Lending Group, LTD. in full satisfaction of its advance PLG-2270 to MEDICAL IMAGING CORP. dated September 8, 2017; and

3. $39,034.10 to MEDICAL IMAGING CORP. in accordance with the voided check attached hereto.

SIGN HERE

Mitchell M. Geisler, CEO / President

AMENDMENT NO. 2 TO REVENUE BASED FACTORING AGREEMENT and SECURITY AGREEMENT (the "Agreement") Between POWERUP LENDING GROUP, LTD. ("PowerUp") and MEDICAL IMAGING CORP. ("Merchant") DATED JANUARY 11, 2018

Notwithstanding anything contained in the Agreement to the contrary, Merchant and PowerUp hereby agree that the Agreement is hereby amended as provided below. These amendments shall be conclusively deemed to supersede the provisions in the Agreement as they presently exist. To the extent that any provisions of the Agreement are not subject to the amendments set forth herein, they shall be conclusively deemed to be unaffected by the terms hereof.

1. Para. 1.2 -- the word "either" is hereby deleted.
2. PowerUp's rights pursuant to para. 1.11 shall be limited to any outstanding amounts due to PowerUp in accordance with the terms of the Agreement between the parties together with default charges and reasonable attorneys' fees.
3. Para. 1.13 is hereby deleted.
4. Para. 1.15 is hereby deleted.
5. Para. 1.16 – the Confession of Judgment referred to therein shall be held in escrow by PowerUp's attorneys NAIDICH WURMAN LLP and only delivered to PowerUp in the event of a default under the terms of the Agreement between the parties.
6. Para. 2.8 – "two days" is hereby substituted for "one day" set forth therein.
7. Para. 2.10 is hereby deleted.
8. Para. 2.11 is hereby deleted.
9. PowerUp's security interest shall be limited to Merchant's accounts receivable.
10. The negative pledge set forth in the Security Agreement is hereby deleted.
11. ACH authorizations for subsidiaries (guarantors) shall be held in escrow by NAIDICH WURMAN LLP and not delivered to PowerUp except in the event of Merchant's default.
12. Para. 1.10 is hereby deleted.

POWERUP LENDING GROUP, LTD.	MEDICAL IMAGING CORP.
BY:____________________	BY:____________________

CORPORATE RESOLUTION
OF
MEDICAL IMAGING CORP.

I HEREBY CERTIFY that at a meeting of the Board of Directors of **MEDICAL IMAGING CORP.**, a corporation organized under the laws of the State of Nevada (the "Company"), duly held on the January 11, 2018, the following resolutions were duly adopted, are in conformity with the charter and by-laws of the Company and are in full force and effect:

RESOLVED, that by unanimous consent of all of the Directors of the Company, it is agreed that MITCHELL M. GEISLER as CEO/President of the Company is hereby authorized to enter into a Revenue Based Factoring Agreement between itself and PowerUp Lending Group, Ltd. dated January 11, 2018 for the sum of $105,300.00

I, MITCHELL M. GEISLER, do hereby certify that I am the CEO/President of the Company; that I am keeper of the corporate records and the seal of the Company; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a meeting of the Board of Directors of the Company duly convened and held in accordance with its by-laws and the laws of the State of organization on the January 11, 2018, as transcribed by me from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand as CEO/President of the Company and affixed the corporate seal this January 11, 2018.

MITCHELL M. GEISLER
CEO/President

CFO/Director

CORPORATE RESOLUTION
OF
CANADIAN TELERADIOLOGY SERVICES, INC.

I HEREBY CERTIFY that at a meeting of the Board of Directors of CANADIAN TELERADIOLOGY SERVICES, INC., a corporation organized under the laws of Ontario, Canada (the "Company"), duly held on the January 11, 2018, the following resolutions were duly adopted, are in conformity with the charter and by-laws of the Company and are in full force and effect:

RESOLVED, that by unanimous consent of all of the Directors of the Company, it is agreed that MITCHELL M. GEISLER as CEO/President of the Company is hereby authorized to guarantee a Revenue Based Factoring Agreement between its affiliate, MEDICAL IMAGING CORP. with PowerUp Lending Group, Ltd. dated January 11, 2018 for the sum of $105,300.00.

I, MITCHELL M. GEISLER, do hereby certify that I am the CEO/President of the Company; that I am keeper of the corporate records and the seal of the Company; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a meeting of the Board of Directors of the Company duly convened and held in accordance with its by-laws and the laws of the State of organization on the date hereof, as transcribed by me from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand as President of the Company and affixed the corporate seal this January 11, 2018.

MITCHELL M. GEISLER
CEO/President

CORPORATE RESOLUTION
OF
SCHUYLKILL OPEN MRI INC. DBA SCHUYLKILL MEDICAL IMAGING

I HEREBY CERTIFY that at a meeting of the Board of Directors of SCHUYLKILL OPEN MRI INC. DBA SCHUYLKILL MEDICAL IMAGING, a corporation organized under the laws of the State of Nevada (the "Company"), duly held on the January 11, 2018, the following resolutions were duly adopted, are in conformity with the charter and by-laws of the Company and are in full force and effect:

RESOLVED, that by unanimous consent of all of the Directors of the Company, it is agreed that MITCHELL M. GEISLER as CEO/President of the Company is hereby authorized to guarantee a Revenue Based Factoring Agreement between its affiliate, MEDICAL IMAGING CORP. with PowerUp Lending Group, Ltd. dated January 11, 2018 for the sum of $105,300.00.

I, MITCHELL M. GEISLER, do hereby certify that I am the CEO/President of the Company; that I am keeper of the corporate records and the seal of the Company; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a meeting of the Board of Directors of the Company duly convened and held in accordance with its by-laws and the laws of the State of organization on the date hereof, as transcribed by me from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand as President of the Company and affixed the corporate seal this January 11, 2018.

MITCHELL M. GEISLER
CEO/President

MEMBER RESOLUTION
OF
PARTNERS IMAGING CENTER OF CHARLOTTE LLC

I HEREBY CERTIFY that at a meeting of the members of PARTNERS IMAGING CENTER OF CHARLOTTE LLC, a Limited Liability Company organized under the laws of the State of Florida (the "Company"), duly held on January 11, 2018, the following resolutions were duly adopted, are in conformity with the charter and operating agreement of the Company and are in full force and effect:

RESOLVED, that by unanimous consent of all of the Members of the Company, it is agreed that MITCHELL M. GEISLER as Managing Member of the Company is hereby authorized to guarantee a Revenue Based Factoring Agreement between its affiliate MEDICAL IMAGING CORP. and PowerUp Lending Group, Ltd. dated January 11, 2018 for the sum of $105,300.00.

I, MITCHELL M. GEISLER, do hereby certify that I am the Managing Member of the Company; that I am keeper of the company records and the seal of the Company; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a meeting of the Members of the Company duly convened and held in accordance with its charter and operating agreement of the Company and the laws of the State of organization on the date hereof, as transcribed by me from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand as President of the Company and affixed the corporate seal this January 11, 2018.

____
MITCHELL M. GEISLER,
Managing Member

MEMBER RESOLUTION
OF
PARTNERS IMAGING CENTER OF NAPLES LLC

I HEREBY CERTIFY that at a meeting of the members of PARTNERS IMAGING CENTER OF NAPLES LLC, a Limited Liability Company organized under the laws of the State of Florida (the "Company"), duly held on January 11, 2018, the following resolutions were duly adopted, are in conformity with the charter and operating agreement of the Company and are in full force and effect:

RESOLVED, that by unanimous consent of all of the Members of the Company, it is agreed that MITCHELL M. GEISLER as Managing Member of the Company is hereby authorized to guarantee a Revenue Based Factoring Agreement between its affiliate MEDICAL IMAGING CORP. and PowerUp Lending Group, Ltd. dated January 11, 2018 for the sum of $105,300.00.

I, MITCHELL M. GEISLER, do hereby certify that I am the Managing Member of the Company; that I am keeper of the company records and the seal of the Company; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a meeting of the Members of the Company duly convened and held in accordance with its charter and operating agreement of the Company and the laws of the State of organization on the date hereof, as transcribed by me from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand as President of the Company and affixed the corporate seal this January 11, 2018.

MITCHELL M. GEISLER,
Managing Member

MEMBER RESOLUTION
OF
PARTNERS IMAGING CENTER OF VENICE LLC

I HEREBY CERTIFY that at a meeting of the members of PARTNERS IMAGING CENTER OF VENICE LLC, a Limited Liability Company organized under the laws of the State of Florida (the "Company"), duly held on January 11, 2018, the following resolutions were duly adopted, are in conformity with the charter and operating agreement of the Company and are in full force and effect:

RESOLVED, that by unanimous consent of all of the Members of the Company, it is agreed that MITCHELL M. GEISLER as Managing Member of the Company is hereby authorized to guarantee a Revenue Based Factoring Agreement between its affiliate MEDICAL IMAGING CORP. and PowerUp Lending Group, Ltd. dated January 11, 2018 for the sum of $105,300.00.

I, MITCHELL M. GEISLER, do hereby certify that I am the Managing Member of the Company; that I am keeper of the company records and the seal of the Company; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a meeting of the Members of the Company duly convened and held in accordance with its charter and operating agreement of the Company and the laws of the State of organization on the date hereof, as transcribed by me from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand as President of the Company and affixed the corporate seal this January 11, 2018.

MITCHELL M. GEISLER,
Managing Member

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $153,000.00 **Issue Date: July 5, 2017**
Purchase Price: $153,000.00

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, MEDICAL IMAGING CORP., a Nevada corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of **POWER UP LENDING GROUP LTD.**, a Virginia corporation, or registered assigns (the "Holder") the sum of $153,000.00 together with any interest as set forth herein, on January 5, 2019 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%)(the "Interest Rate") per annum from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid ("Default Interest"). Interest shall be computed on the basis of a 365 day year and the actual number of days elapsed. Interest shall commence accruing on the Issue Date but shall not be payable until the Note becomes payable (whether at Maturity Date or upon acceleration or by prepayment). All payments due hereunder (to the extent not converted into common stock, $0.001 par value per share (the "Common Stock") in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which this Note was originally issued (the "Purchase Agreement").

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1 Conversion Right. The Holder shall have the right from time to time, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default

Amount (as defined in Article III), each in respect of the remaining outstanding principal amount of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "Conversion Price") determined as provided herein (a "Conversion"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The beneficial ownership limitations on conversion as set forth in the section may NOT be waived by the Holder. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "Notice of Conversion"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the "Conversion Date"); however, if the Notice of Conversion is sent after 6:00pm, New York, New York time the Conversion Date shall be the next business day. The term "Conversion Amount" means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder's option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder's option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.4 hereof.

1.2 Conversion Price. The conversion price (the "Conversion Price") shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" shall mean 65% multiplied by the Market Price (as defined herein) (representing a discount rate of 35%). "Market Price" means the average of the lowest three (3) VWAP's (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. "VWAP" shall mean the daily dollar volume-weighted average sale price for the Common Stock on the Principal Market on any particular Trading Day during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or,

if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTCBB or the "pink sheets" by the National Quotation Bureau, Inc. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the holder of the Note. All such determinations of VWAP shall to be appropriately and equitably adjusted in accordance with the provisions set forth herein for any stock dividend, stock split, stock combination or other similar transaction occurring during any period used to determine the Market Price (or other period utilizing VWAPs). “Trading Day” shall mean a day on which there is trading on the Principal Market. “Principal Market” shall mean the OTCBB or such other principal market, exchange or electronic quotation system on which the Common Stock is then listed for trading.

1.3 Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved four times the number of shares that would be issuable upon full conversion of the Note (assuming that the 4.99% limitation set forth in Section 1.1 is not in effect)(based on the respective Conversion Price of the Note (as defined in Section 1.2) in effect from time to time, initially 5,802,415)(the “Reserved Amount”). The Reserved Amount shall be increased (or decreased with the written consent of the Holder) from time to time in accordance with the Borrower’s obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4 Method of Conversion.

(a) Mechanics of Conversion. As set forth in Section 1.1 hereof, from time to time, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 1.4(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder). Provided that the 4.99%of the outstanding shares of Common Stock multiplied by the Conversion Price is greater than $1,500.00; each partial conversion will be for greater than $1,500.00 per notice of conversion.

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion.

(c) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the "Deadline") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations hereunder, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion.

(d) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions set forth herein, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

(e) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline due to action and/or inaction of the Borrower, the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock (the "Fail to Deliver Fee"); provided; however that the Fail to Deliver Fee shall not be due if the failure is a result of a third party (i.e., transfer agent; and not the result of any failure to pay such transfer agent) despite the best efforts of the Borrower to effect delivery of such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following

the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 1.4(e) are justified.

1.5 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless: (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule) ("Rule 144"); or (iii) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement).

Any restrictive legend on certificates representing shares of Common Stock issuable upon conversion of this Note shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if the Borrower or its transfer agent shall have received an opinion of counsel from Holder's counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that (i) a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected; or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act; or otherwise may be sold pursuant to an exemption from registration. In the event that the Company does not reasonably accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration (such as Rule 144), at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Note.

1.6 Effect of Certain Events.

(a) Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of affiliated transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall be deemed to be an Event of Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III). "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any

sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 1.6(b) unless (a) it first gives, to the extent practicable, ten (10) days prior written notice (but in any event at least five (5) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Note. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

1.7 Prepayment. Notwithstanding anything to the contrary contained in this Note, at any time during the periods set forth on the table immediately following this paragraph (the "Prepayment Periods"), the Borrower shall have the right, exercisable on not more than three (3) Trading Days prior written notice to the Holder of the Note to prepay the outstanding Note (principal and accrued interest), in full, in accordance with this Section 1.7. Any notice of prepayment hereunder (an "Optional Prepayment Notice") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than three (3) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the "Optional Prepayment Date"), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to Holder, or upon the direction of the Holder as specified by the Holder in a writing to the Borrower (which direction shall to be sent to Borrower by the Holder at least one (1) business day prior to the Optional Prepayment Date). If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash equal to the percentage ("Prepayment Percentage") as set forth in the table immediately following this paragraph opposite the applicable Prepayment Period, multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) plus (z) any amounts owed to the Holder pursuant to Section 1.4 hereof (the "Optional Prepayment Amount"). If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional

Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section 1.7.

Prepayment Period	Prepayment Percentage
1. The period beginning on the Issue Date and ending on the date which is thirty (30) days following the Issue Date.	110%
2. The period beginning on the date which is thirty-one (31) days following the Issue Date and ending on the date which is sixty (60) days following the Issue Date.	115%
3. The period beginning on the date which is sixty-one (61) days following the Issue Date and ending on the date which is ninety (90) days following the Issue Date.	120%
4. The period beginning on the date that is ninety-one (91) day from the Issue Date and ending one hundred twenty (120) days following the Issue Date.	125%
5. The period beginning on the date that is one hundred twenty-one (121) day from the Issue Date and ending one hundred eighty (180) days following the Issue Date.	129%

After the expiration of one hundred eighty (180) days following the Issue Date, the Borrower shall have no right of prepayment.

ARTICLE II. CERTAIN COVENANTS

2.1 Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder's written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

ARTICLE III. EVENTS OF DEFAULT

If any of the following events of default (each, an "Event of Default") shall occur:

3.1 Failure to Pay Principal and Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity or upon acceleration and such breach continues for a period of five (5) days after written notice from the Holder.

3.2 Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for

any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower's transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within forty-eight (48) hours of a demand from the Holder.

3.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of twenty (20) days after written notice thereof to the Borrower from the Holder.

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTC (which specifically includes the quotation platforms maintained by the OTC Markets Group) or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

3.8 Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11 Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC at any time after 180 days after the Issuance Date for any date or period until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.13 Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default Sum (as defined herein). UPON THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF DEFAULT SPECIFIED IN SECTION 3.2, THE NOTE SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO THE HOLDER, IN FULL SATISFACTION OF ITS OBLIGATIONS HEREUNDER, AN AMOUNT EQUAL TO: (Y) THE DEFAULT SUM (AS DEFINED HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due on this Note or upon acceleration), 3.3, 3.4, 3.7, 3.8, 3.10, 3.11, 3.12, 3.13, and/or 3.14 exercisable through the delivery of written notice to the Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified the remaining sections of Articles III (other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3,1 hereof), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "Mandatory Prepayment Date") plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Section 1.4(e) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and

expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

MEDICAL IMAGING CORP.
848 N. Rainbow Blvd. #2494
Las Vegas, Nevada 89107
Attn: Mitchell Geisler, Chief Executive Officer
Fax:
Email: mitch@medicalimagingcorp.com

If to the Holder:

POWER UP LENDING GROUP LTD.
111 Great Neck Road, Suite 214
Great Neck, NY 11021
Attn: Curt Kramer, Chief Executive Officer
e-mail: info@poweruplending.com

With a copy by fax only to (which copy shall not constitute notice):

Naidich Wurman LLP
111 Great Neck Road, Suite 216
Great Neck, NY 11021
Attn: Allison Naidich
facsimile: 516-466-3555
e-mail: allison@nwlaw.com

4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the Securities and Exchange Commission). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; and may be assigned by the Holder without the consent of the Borrower.

4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Virginia without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the state and county of Nassau. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. The Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, any agreement or any other document delivered in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7 Purchase Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement.

4.8 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this on July 5, 2017

MEDICAL IMAGING CORP.

By: ______________________________
Mitchell Geisler
Chief Executive Officer

EXHIBIT A -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $________________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note ("Common Stock") as set forth below, of MEDICAL IMAGING CORP., a Nevada corporation (the "Borrower") according to the conditions of the convertible note of the Borrower dated as of July 5, 2017 (the "Note"), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

Name of DTC Prime Broker:
Account Number:

[ ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

POWER UP LENDING GROUP LTD.
111 Great Neck Road, Suite 214
Great Neck, NY 11021
Attention: Certificate Delivery
e-mail: info@poweruplendinggroup.com

Date of conversion: ____________
Applicable Conversion Price: $____________
Number of shares of common stock to be issued pursuant to conversion of the Notes: ____________
Amount of Principal Balance due remaining under the Note after this conversion: ____________

POWER UP LENDING GROUP LTD.

By:______________________________
Name: Curt Kramer
Title: Chief Executive Officer
Date: __________________